Supplement dated September 7, 2012

To The Prospectus Dated October 2, 2006 For

Asset I; Asset II; Plus;

Freedom; Select; and Choice

Flexible Payment Deferred Combination Fixed

and Variable Annuity Contracts

Issued by Reassure America Life Insurance Company

Through Sage Variable Annuity Account A

On September 4, 2012, Jackson National Life Insurance Company (“Jackson”) acquired SRLC America Holding Corp., the parent company of Reassure America Life Insurance Company and SL Distributors, Inc. The acquisition does not affect Contract benefits or any terms and conditions of your Contract.

Jackson is a stock life insurance company organized under the laws of the state of Michigan, and is admitted to conduct life insurance and annuity business in the District of Columbia and all states except New York. Jackson is ultimately a wholly owned subsidiary of Prudential plc (London, England).

If you have any questions regarding this supplement, please contact us at P.O. Box 290680, Wethersfield, CT 06129-0680, 1-877-835-7243.